EXHIBIT A

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.

Date: November 11, 2016

PETER A. BORDES, JR., as a Trustee of the Peter A. Bordes, Jr. 2009 Gift Trust

*
Peter A. Bordes, Jr.

CRISTINA BORDES, as a Trustee of the Cristina Bordes 2009 Gift Trust, the Lee Bordes 2013 GRAT #4, the Lee Bordes 2013 GRAT #5, the Lee Bordes 2014 GRAT #4, the Lee Bordes 2014 GRAT #6, the Lee Bordes 2014 GRAT #7, the Lee Bordes 2015 GRAT #1, the Lee Bordes 2015 GRAT #4, the Lee Bordes 2015 GRAT #5, the Lee Bordes 2015 GRAT #6, the Lee Bordes 2015 GRAT #7, the Lee Bordes 2016 GRAT #2 and the Lee Bordes 2016 GRAT #3

*
Cristina Bordes

STEPHEN F. LAPPERT, as a Trustee of the Lee Bordes 2013 GRAT #4, the Lee Bordes 2013 GRAT #5, the Lee Bordes 2014 GRAT #4, the Lee Bordes 2014 GRAT #6, the Lee Bordes 2014 GRAT #7, the Lee Bordes 2015 GRAT #1, the Lee Bordes 2015 GRAT #4, the Lee Bordes 2015 GRAT #5, the Lee Bordes 2015 GRAT #6, the Lee Bordes 2015 GRAT #7, the Lee Bordes 2016 GRAT #2, the Lee Bordes 2016 GRAT #3, the Peter A. Bordes, Jr. 2009 Gift Trust, the Cristina Bordes 2009 Gift Trust, the Stephanie Bordes 2009 Gift Trust and the Stephen Bordes 2009 Gift Trust

/s/ Stephen F. Lappert
Stephen F. Lappert

LEE BORDES

*
Lee Bordes

STEPHANIE L. BORDES, as a Trustee of the Stephanie Bordes 2009 Gift Trust

*
Stephanie L. Bordes

STEPHEN M. BORDES, as a Trustee of the Stephen Bordes 2009 Gift Trust

*
Stephen M. Bordes

LEE BORDES REVOCABLE TRUST

*
By: Peter A. Bordes, Jr., Trustee

*
By: Cristina Bordes, Trustee

*
By: Stephanie L. Bordes, Trustee

*
By: Stephen M. Bordes, Trustee

PETER A. BORDES MARITAL TRUST

*
By: Peter A. Bordes, Jr., Trustee

*
By: Cristina Bordes, Trustee

*
By: Stephanie L. Bordes, Trustee

*
By: Stephen M. Bordes, Trustee

/s/ Stephen F. Lappert
By: Stephen F. Lappert, Trustee

PETER A. BORDES, JR. 2009 GIFT TRUST

*
By: Peter A. Bordes, Jr., Trustee

/s/ Stephen F. Lappert
By: Stephen F. Lappert, Trustee

CRISTINA BORDES 2009 GIFT TRUST

*
By: Cristina Bordes, Trustee

/s/ Stephen F. Lappert
By: Stephen F. Lappert, Trustee

STEPHANIE BORDES 2009 GIFT TRUST

*
By: Stephanie L. Bordes, Trustee

/s/ Stephen F. Lappert
By: Stephen F. Lappert, Trustee

STEPHEN BORDES 2009 GIFT TRUST

*
By: Stephen M. Bordes, Trustee

/s/ Stephen F. Lappert
By: Stephen F. Lappert, Trustee

LEE BORDES 2013 GRAT #4

LEE BORDES 2013 GRAT #5

LEE BORDES 2014 GRAT #4

LEE BORDES 2014 GRAT #6

LEE BORDES 2014 GRAT #7

LEE BORDES 2015 GRAT #1

LEE BORDES 2015 GRAT #4

LEE BORDES 2015 GRAT #5

LEE BORDES 2015 GRAT #6

LEE BORDES 2015 GRAT #7

LEE BORDES 2016 GRAT #2

LEE BORDES 2016 GRAT #3

*
By: Cristina Bordes, Trustee

/s/ Stephen F. Lappert
By: Stephen F. Lappert, Trustee

*By:	/s/ Stephen F. Lappert
Stephen F. Lappert
as Attorney-in-Fact

4